UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

                         TEMPLETON EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

          500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (954) 527-7500
                                                             -------------

Date of fiscal year end:  8/31
                          ----

Date of reporting period: 2/28/07
                          -------


ITEM 1. REPORTS TO STOCKHOLDERS.




                                [GRAPHIC OMITTED]

                                                         FEBRUARY 28, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  SEMIANNUAL REPORT                 |         INTERNATIONAL
--------------------------------------------------------------------------------

                                   TEMPLETON
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                                   [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reli- able, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Templeton Emerging Markets Fund ...........................................    1

Performance Summary .......................................................    8

Important Notice to Shareholders ..........................................    9

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   15

Notes to Financial Statements .............................................   18

Annual Meeting of Shareholders ............................................   25

Dividend Reinvestment and Cash Purchase Plan ..............................   26

Shareholder Information ...................................................   28

--------------------------------------------------------------------------------

Semiannual Report

Templeton Emerging Markets Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Asia ..............................................   42.7%
Europe ............................................   30.2%
Latin America .....................................   17.9%
Middle East & Africa ..............................    7.9%
Short-Term Investments & Other Net Assets .........    1.3%

--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Emerging Markets Fund covers the period ended February 28, 2007.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                          Semiannual Report  | 1

TOP 10 COUNTRIES
Based on Equity Investments as of 2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Brazil                                                                     14.6%
--------------------------------------------------------------------------------
China                                                                      12.4%
--------------------------------------------------------------------------------
Russia                                                                     10.1%
--------------------------------------------------------------------------------
Turkey                                                                      9.6%
--------------------------------------------------------------------------------
South Africa                                                                7.9%
--------------------------------------------------------------------------------
South Korea                                                                 7.8%
--------------------------------------------------------------------------------
Thailand                                                                    7.0%
--------------------------------------------------------------------------------
Taiwan                                                                      5.9%
--------------------------------------------------------------------------------
Hungary                                                                     4.7%
--------------------------------------------------------------------------------
India                                                                       4.2%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Templeton Emerging Markets Fund delivered cumulative total returns of +13.86% based on market price and +12.98% based on net asset value for the six months under review. The Morgan Stanley Capital International (MSCI) Emerging Markets
(EM) Index posted a +16.72% cumulative total return for the same period. 1 In line with our investment strategy, we are pleased with our long-term results, which you will find in the Performance Summary on page 8. For example, for the 10-year period ended February 28, 2007, the Fund delivered cumulative total returns of +123.55% based on market price and +146.42% based on net asset value, compared with the MSCI EM Index's +116.94% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

ECONOMIC AND MARKET OVERVIEW

Emerging markets recorded robust performances during the reporting period due to ample liquidity and overall economic strength. Latin American markets were the top performers as they benefited from relatively high commodity prices, solid domestic demand and smooth transitions of power in some of the region's key economies. International confidence in the region, especially Brazil, was high. A loosening monetary policy, growing foreign reserves and implementation of fiscal incentives aimed at boosting economic growth and investment led many investors to remain positive on the country's prospects. In 2006, Mexico recorded its fastest economic growth rate since 2000 due mainly to stronger oil exports. Higher oil and tax revenues also led the country to register its first budget surplus since 1996.

Asian economic powerhouses such as China and India continued to experience strong economic growth, which contributed to significant investment flows into these markets. Elsewhere in the region, South Korea and Thailand struggled with strong local currencies that threatened to erode their export competitiveness. According to our analysis, worries about an overheating property market and low public approval for President Roh Moo-hyun, which led to his resignation from his ruling Uri Party ahead of presidential elections in the fourth quarter of 2006, also had an impact on the South Korean

1. Source: Standard & Poor's Micropal. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. As of 2/28/07, the Fund's 10-year average annual total returns were +8.38% based on market price and +9.44% based on net asset value. The MSCI EM Index's average annual total return for the same period was +8.05%. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2 |  Semiannual Report
stock market. In Thailand, a military coup, capital controls, bomb blasts and new restrictions on foreign ownership of listed companies in certain sectors rattled investor confidence in the nation's financial markets.

Eastern Europe lagged its emerging markets counterparts, with the Russian market underperforming its regional peers. An oil price correction during the six-month period led investors to adopt a more cautious approach and lock in gains made over the past few years. Nonetheless, Russia continued to report strong economic data with estimated 6.7% gross domestic product (GDP) growth in 2006 and an estimated US$31 billion in foreign direct investment, more than double the amount received in 2005. 2 Over the longer term, this activity could benefit the Russian stock market. Hungary and Poland recorded higher returns in U.S. dollar terms, as strong local currencies enlarged both markets' returns. In Turkey, healthier fiscal results, robust foreign direct investment inflows, continuing European Union accession talks and support from the International Monetary Fund boosted stock prices. In South Africa, a consumer spending boom propelled by low borrowing rates and greater domestic demand led to higher corporate earnings in some related companies.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

The Fund's performance relative to the MSCI EM Index benefited from an underweighted position and stock selection in Russia. An underweighting in Gazprom and Surgutneftegaz and an overweighting in Norilsk Nickel were the largest Russian contributors to relative performance. Stock selection in


TOP 10 HOLDINGS
2/28/07

--------------------------------------------------------------------------------
 COMPANY                                                              % OF TOTAL
 SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
 Akbank TAS                                                                 4.5%
   COMMERCIAL BANKS, TURKEY
--------------------------------------------------------------------------------
 Petroleo Brasileiro SA, ADR, pfd                                           4.3%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
--------------------------------------------------------------------------------
 PetroChina Co. Ltd., H & 144A                                              4.2%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
 Companhia Vale do Rio Doce,
 ADR, pfd., A                                                               4.1%
   METALS & MINING, BRAZIL
--------------------------------------------------------------------------------
 LUKOIL, ADR                                                                3.4%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
 SK Corp.                                                                   2.9%
   OIL, GAS & CONSUMABLE FUELS,
   SOUTH KOREA
--------------------------------------------------------------------------------
 Gazprom, ord. & ADR                                                        2.9%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
 Aluminum Corp. of China Ltd., H                                            2.9%
   METALS & MINING, CHINA
--------------------------------------------------------------------------------
 Remgro Ltd.                                                                2.9%
   DIVERSIFIED FINANCIAL SERVICES,
   SOUTH AFRICA
--------------------------------------------------------------------------------
 Tupras-Turkiye Petrol Rafineleri AS                                        2.6%
   OIL, GAS & CONSUMABLE FUELS, TURKEY
--------------------------------------------------------------------------------


2. Sources: Federal State Statistics Service (Russia); The Central Bank of the Russian Federation.


                                                          Semiannual Report  | 3

South Korea, South Africa and Brazil also had a positive impact on relative performance. Key overweighted companies that outperformed the broad index included Hyundai Development, SK Corp., Edgars Consolidated Stores and Companhia Vale do Rio Doce. Our underweighting in Hyundai Motor (sold during the period) and lack of Sasol stock further supported performance versus the benchmark because these stocks recorded declines during the period. At the sector level, our stock selection in materials, automobiles and components, and technology hardware and equipment contributed to the Fund's results versus the index. 3 The Fund also benefited from an underweighted position in the technology hardware and equipment sector, which underperformed the index. By period-end, we eliminated our holdings in this sector.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Several factors detracted from Fund performance. For example, our stock selection and underweighted exposures in India and Poland hindered the Fund's results relative to the index. Holdings in Hindalco Industries, Grupa Lotos (not an index component) and Polski Koncern Naftowy (PKN) Orlen negatively affected relative performance, as these stocks recorded double-digit declines. Because we remain confident in all three companies' long-term fundamentals, based on our analysis, we viewed the recent correction in their underlying stock prices as an opportunity to increase those positions at cheaper share prices.

3. The materials sector comprises construction materials and metals and mining in the SOI. The automobiles and components sector comprises automobiles in the SOI.


4 |  Semiannual Report

Another country, China, also adversely impacted relative performance, mainly because we held no shares of China Life Insurance and Bank of Communications. Both stocks significantly outperformed the MSCI EM Index. A significant overweighting in PetroChina also detracted from the Fund's relative performance as the stock posted weak, though positive, results.

By sector, the Fund's positions in banks, insurance and consumer services negatively impacted relative performance due to overweighted positions in stocks such as Kangwon Land. 4 Lack of exposure to China Life Insurance and Russian commercial banker Sberbank was also detrimental. The Fund did not hold these two stocks because we considered their valuations too expensive.

We eliminated the Fund's exposure to a number of countries to raise funds for the November income and capital gains distribution as well as to focus on stocks we deemed to be more attractively valued within our investment universe. This allowed us to realign the portfolio during the reporting period in an effort to position it to benefit from developments in emerging markets. We divested Fund positions in Argentina, Shenzhen-China, Croatia, the Czech Republic, Finland, Israel, Panama, Peru, the Philippines, Portugal, Singapore and the U.K. As a result, this reduced portfolio exposure to certain sectors and industries, namely diversified financial services, industrial conglomerates, wireless telecommunication services, and semiconductors and semiconductor equipment.

Conversely, we made some purchases in Europe and Asia. In Europe, our recent Polish investments included shares of Grupa Lotos and PKN Orlen, which are leading companies involved in the refining and marketing of oil products and petrochemicals. In Hungary, we purchased shares of MOL Hungarian Oil and Gas, which has large exposure to Central and Eastern Europe, and Richter Gedeon, a major pharmaceutical producer with a strong regional presence. The Fund also purchased shares of Russia-based Gazprom, the world's largest producer of gas in terms of reserves and production, and Austria's OMV, one of Central and Eastern Europe's leading oil and gas groups.

4.    The banks sector comprises commercial banks in the SOI.


                                                          Semiannual Report  | 5

We also realigned the Fund's investments in Turkey as we initiated a position in Akbank, a major commercial bank, and added shares of Tupras-Turkiye Petrol Rafineleri, the country's largest industrial company, with a dominant market share in oil refining. Turkish sales included KOC Holding, one of the country's leading diversified conglomerates; Turkiye Is Bankasi, a principal private bank; and Turk Hava Yollari Anonim Ortakligi, Turkey's national airline.

In Asia, we increased exposure to Thailand, Pakistan, India and China "H" shares through investments in the aluminum industry and the energy and telecommunications sectors. In Pakistan, we purchased shares of diversified telecommunication services provider Pakistan Telecommunications. In our view, greater demand for telecommunication services could boost corporate earnings in related businesses. We increased or initiated positions in Chinese and Indian aluminum companies Aluminum Corporation of China, National Aluminium, and Hindalco Industries. According to our analysis, these segments of the Chinese and Indian economies could benefit from rapid infrastructure development. China "H" shares investments included Yanzhou Coal Mining, China's largest coal exporter and one of the country's most profitable coal producers. We initiated positions in PTT Public, a major Thai integrated oil and gas company; and PTT Exploration and Production Public, the oil and natural gas exploration and production arm of PTT Public.

Our Latin American purchases were mainly in Brazil. These included Petroleo Brasileiro, Brazil's national oil and gas company, and Companhia Vale do Rio Doce, one of the world's biggest iron ore producers that is also engaged in various mining activities.

The Fund increased its exposure to the oil, gas and consumable fuels sector as such companies could benefit from greater revenues and earnings stemming primarily from China's strong demand and a continuation of the relatively higher oil prices seen over the past few years. However, the aforementioned oil price correction during the past six months provided us with an opportunity to build related Fund positions at cheaper prices than we had seen for some time.


6 |  Semiannual Report

Thank you for your continued participation in Templeton Emerging Markets Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]        /s/ Mark Mobius

                        Mark Mobius
                        President and Chief Executive Officer -
                        Investment Management
                        Templeton Emerging Markets Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report  | 7

Performance Summary as of 2/28/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
 SYMBOL: EMF                                     CHANGE     2/28/07     8/31/06
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                           -$2.79     $17.77      $20.56
--------------------------------------------------------------------------------
 Market Price (NYSE)                             -$2.41     $16.53      $18.94
--------------------------------------------------------------------------------
 DISTRIBUTIONS (9/1/06-2/28/07)
--------------------------------------------------------------------------------
 Dividend Income                      $0.3955
--------------------------------------------------------------------------------
 Short-Term Capital Gain              $0.5007
--------------------------------------------------------------------------------
 Long-Term Capital Gain               $2.5886
--------------------------------------------------------------------------------
 TOTAL                                $3.4848
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                                       6-MONTH    1-YEAR     5-YEAR      10-YEAR
--------------------------------------------------------------------------------
 Cumulative Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2            +12.98%    +13.31%    +199.80%   +146.42%
--------------------------------------------------------------------------------
   Based on change in market price 3   +13.86%     +1.53%    +166.76%   +123.55%
--------------------------------------------------------------------------------
 Average Annual Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2            +12.98%    +13.31%     +24.56%     +9.44%
--------------------------------------------------------------------------------
   Based on change in market price 3   +13.86%     +1.53%     +21.69%     +8.38%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2.    Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


8 |  Semiannual Report

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


                                                          Semiannual Report  | 9

Templeton Emerging Markets Fund

FINANCIAL HIGHLIGHTS

                                               --------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                               FEBRUARY 28, 2007                       YEAR ENDED AUGUST 31,
                                                  (UNAUDITED)         2006         2005         2004         2003        2002
                                               --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period ...........   $  20.56         $  17.98     $  13.40     $  10.82     $   8.76    $   8.86
                                                   ----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .......................       0.11             0.33         0.32         0.22         0.18        0.15

 Net realized and unrealized gains (losses) ....       0.59             4.25         4.51         2.59        2.03        (0.14)
                                                   ----------------------------------------------------------------------------
Total from investment operations ...............       0.70             4.58         4.83         2.81        2.21         0.01
                                                   ----------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................      (0.40)           (0.39)       (0.25)       (0.23)       (0.15)      (0.11)

 Net realized gains ............................      (3.09)           (1.61)          --           --           --          --
                                                   ----------------------------------------------------------------------------
Total distributions ............................      (3.49)           (2.00)       (0.25)       (0.23)       (0.15)      (0.11)
                                                   ----------------------------------------------------------------------------
Net asset value, end of period .................   $  17.77         $  20.56     $  17.98     $  13.40     $  10.82    $   8.76
                                                   ----------------------------------------------------------------------------
Market value, end of period b ..................   $  16.53         $  18.94     $  18.31     $  14.24     $  11.84    $   8.00
                                                   ============================================================================

Total return (based on market value per share) c      13.86%           15.01%       30.66%       22.62%       50.83%      (2.82)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $321,077         $366,549     $318,240     $236,848     $191,076    $154,640

Ratios to average net assets:
 Expenses ......................................       1.57% d,e        1.58% e      1.57% e      1.63% e      1.84%       1.64%

 Net investment income .........................       1.13% d          1.66%        2.00%        1.70%        1.94%       1.67%

Portfolio turnover rate ........................      22.24%           43.03%       36.04%       67.63%       48.69%      65.13%

a     Based on average daily shares outstanding.

b     Based on the last sale on the New York Stock Exchange.

c     Total return is not annualized for periods less than one year.

d     Annualized.

e     Benefit of expense reduction rounds to less than 0.01%.


10 |  The accompanying notes are an integral part of these financial statements.
   |  Semiannual Report

Templeton Emerging Markets Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                     INDUSTRY                    SHARES/RIGHTS       VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.7%
  COMMON STOCKS AND RIGHTS 86.5%
  AUSTRIA 1.5%
  OMV AG .......................................           Oil, Gas & Consumable Fuels                 89,020   $     4,957,162
                                                                                                                ---------------
  BRAZIL 2.4%
  Centrais Eletricas Brasileiras SA ............                Electric Utilities                158,994,000         3,374,077
  Souza Cruz SA ................................                     Tobacco                          229,973         4,175,412
                                                                                                                ---------------
                                                                                                                      7,549,489
                                                                                                                ---------------
  CHINA 12.4%
  Aluminum Corp. of China Ltd., H ..............                 Metals & Mining                    9,792,000         9,374,533
  China Petroleum and Chemical Corp., H ........           Oil, Gas & Consumable Fuels              7,874,000         6,298,716
  CNOOC Ltd. ...................................           Oil, Gas & Consumable Fuels              6,512,000         5,250,874
  Denway Motors Ltd. ...........................                   Automobiles                      7,856,730         3,117,311
  PetroChina Co. Ltd., H .......................           Oil, Gas & Consumable Fuels              9,832,000        11,464,018
a PetroChina Co. Ltd., H, 144A .................           Oil, Gas & Consumable Fuels              1,856,000         2,164,078
  Yanzhou Coal Mining Co. Ltd., H ..............           Oil, Gas & Consumable Fuels              2,340,000         2,150,388
                                                                                                                ---------------
                                                                                                                     39,819,918
                                                                                                                ---------------
  HONG KONG 0.7%
  Dairy Farm International Holdings Ltd. .......             Food & Staples Retailing                 581,700         2,234,224
                                                                                                                ---------------
  HUNGARY 4.7%
  Magyar Telekom PLC ...........................      Diversified Telecommunication Services          616,974         3,022,686
  MOL Hungarian Oil and Gas Nyrt ...............           Oil, Gas & Consumable Fuels                 56,975         6,128,779
  Richter Gedeon Nyrt ..........................                 Pharmaceuticals                       30,984         6,036,471
                                                                                                                ---------------
                                                                                                                     15,187,936
                                                                                                                ---------------
  INDIA 4.2%
  Gail India Ltd. ..............................                  Gas Utilities                       295,286         1,894,517
  Hindalco Industries Inc. .....................                 Metals & Mining                      791,800         2,506,390
  Indian Oil Corp. Ltd. ........................           Oil, Gas & Consumable Fuels                104,300           979,221
  National Aluminium Co. Ltd. ..................                 Metals & Mining                      613,230         2,914,100
  Oil & Natural Gas Corp. Ltd. .................           Oil, Gas & Consumable Fuels                250,395         4,488,720
a Oil & Natural Gas Corp. Ltd., 144A ...........           Oil, Gas & Consumable Fuels                 45,645           818,258
                                                                                                                ---------------
                                                                                                                     13,601,206
                                                                                                                ---------------
  INDONESIA 0.7%
  PT Astra International Tbk ...................                   Automobiles                      1,409,000         2,171,895
                                                                                                                ---------------
  MALAYSIA 2.0%
  Maxis Communications Bhd .....................       Wireless Telecommunication Services          1,360,500         4,545,980
  Tanjong PLC ..................................   Independent Power Producers & Energy Traders       465,800         1,915,951
                                                                                                                ---------------
                                                                                                                      6,461,931
                                                                                                                ---------------
  MEXICO 3.3%
  Kimberly Clark de Mexico SAB de CV, A ........                Household Products                  1,572,800         6,593,823
  Telefonos de Mexico SA de CV, L, ADR .........      Diversified Telecommunication Services          133,674         3,881,893
                                                                                                                ---------------
                                                                                                                     10,475,716
                                                                                                                ---------------


                                                         Semiannual Report  | 11

Templeton Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                      INDUSTRY                  SHARES/RIGHTS       VALUE
------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND RIGHTS (CONTINUED)
  PAKISTAN 2.0%
  Faysal Bank Ltd. .............................                  Commercial Banks                 2,337,000   $     2,475,148
  Muslim Commercial Bank Ltd. ..................                  Commercial Banks                   363,000         1,746,453
  Pakistan Telecommunications Corp., A .........       Diversified Telecommunication Services      2,323,000         2,059,803
                                                                                                               ---------------
                                                                                                                     6,281,404
                                                                                                               ---------------
  POLAND 3.2%
b Grupa Lotos SA ...............................            Oil, Gas & Consumable Fuels              306,000         4,342,778
  Polski Koncern Naftowy Orlen SA ..............            Oil, Gas & Consumable Fuels              404,750         5,997,870
                                                                                                               ---------------
                                                                                                                    10,340,648
                                                                                                               ---------------
  RUSSIA 10.1%
  Gazprom ......................................            Oil, Gas & Consumable Fuels                    2                20
  Gazprom, ADR .................................            Oil, Gas & Consumable Fuels              231,422         9,413,932
  LUKOIL, ADR ..................................            Oil, Gas & Consumable Fuels              101,006         8,004,726
  LUKOIL, ADR (London Exchange) ................            Oil, Gas & Consumable Fuels               36,510         2,898,894
  Mining and Metallurgical Co. Norilsk Nickel ..                  Metals & Mining                     44,679         7,989,632
  Mobile Telesystems, ADR ......................        Wireless Telecommunication Services           77,300         3,965,490
                                                                                                               ---------------
                                                                                                                    32,272,694
                                                                                                               ---------------
  SOUTH AFRICA 7.9%
  Edgars Consolidated Stores Ltd. ..............                  Specialty Retail                   466,251         2,857,767
b Imperial Holdings Ltd. .......................              Air Freight & Logistics                 84,630         1,921,418
  JD Group Ltd. ................................                  Specialty Retail                   163,080         2,046,100
  MTN Group Ltd. ...............................        Wireless Telecommunication Services          241,400         2,938,086
  Old Mutual PLC ...............................                     Insurance                     1,835,260         6,326,209
  Remgro Ltd. ..................................           Diversified Financial Services            389,570         9,279,097
                                                                                                               ---------------
                                                                                                                    25,368,677
                                                                                                               ---------------
  SOUTH KOREA 7.8%
  Hyundai Development Co. ......................             Construction & Engineering              104,630         6,331,719
  Kangwon Land Inc. ............................           Hotels, Restaurants & Leisure             292,418         5,588,556
  LG Card Co. Ltd. .............................                  Consumer Finance                    54,500         3,598,823
  SK Corp. .....................................            Oil, Gas & Consumable Fuels              111,070         9,453,155
                                                                                                               ---------------
                                                                                                                    24,972,253
                                                                                                               ---------------
  SWEDEN 1.1%
  Oriflame Cosmetics SA, SDR ...................                 Personal Products                    91,120         3,524,939
                                                                                                               ---------------
  TAIWAN 5.9%
  MediaTek Inc. ................................      Semiconductors & Semiconductor Equipment       200,090         2,155,951
  Siliconware Precision Industries Co. .........      Semiconductors & Semiconductor Equipment     1,353,699         2,258,339
  Sunplus Technology Co. Ltd. ..................      Semiconductors & Semiconductor Equipment     1,897,676         2,134,187
  Taiwan Mobile Co. Ltd. .......................        Wireless Telecommunication Services        5,208,372         4,883,555
  Taiwan Semiconductor Manufacturing Co. Ltd. ..      Semiconductors & Semiconductor Equipment     3,858,717         7,578,124
                                                                                                               ---------------
                                                                                                                    19,010,156
                                                                                                               ---------------


12 |  Semiannual Report

Templeton Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                      INDUSTRY                  SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND RIGHTS (CONTINUED)
  THAILAND 7.0%
  Amata Corp. Public Co. Ltd., fgn ..............                                                  3,515,700   $     1,128,826
  Bangkok Bank Public Co. Ltd., fgn .............                 Commercial Banks                   618,000         1,966,878
  Kasikornbank Public Co. Ltd., fgn .............                 Commercial Banks                 2,251,200         4,184,740
  Kiatnakin Bank Public Co. Ltd., fgn ...........                 Consumer Finance                 2,134,600         1,788,603
  Land and Houses Public Co. Ltd., fgn ..........                Household Durables                6,872,332         1,374,273
  PTT Exploration and Production Public Co. .....
   Ltd., fgn ....................................           Oil, Gas & Consumable Fuels            1,095,600         3,024,047
  PTT Public Co. Ltd., fgn ......................           Oil, Gas & Consumable Fuels              578,000         3,386,115
  Siam Cement Public Co. Ltd., fgn ..............              Construction Materials                608,620         4,079,751
  Siam Commercial Bank Public Co. Ltd., fgn .....                 Commercial Banks                   918,100         1,680,792
b True Corp. Public Co. Ltd., fgn., rts., 3/28/08      Diversified Telecommunication Services        246,818                --
                                                                                                               ---------------
                                                                                                                    22,614,025
                                                                                                               ---------------
  TURKEY 9.6%
  Akbank TAS ....................................                 Commercial Banks                 2,178,585        14,338,882
  Arcelik AS, Br ................................                Household Durables                  540,651         3,654,081
  Tupras-Turkiye Petrol Rafineleri AS ...........           Oil, Gas & Consumable Fuels              427,186         8,238,371
  Turkcell Iletisim Hizmetleri AS ...............       Wireless Telecommunication Services          525,317         2,658,186
b Turkiye Vakiflar Bankasi T.A.O., D ............                 Commercial Banks                   442,104         1,082,576
b Turkiye Vakiflar Bankasi T.A.O ................                 Commercial Banks                   422,055           914,005
                                                                                                               ---------------
                                                                                                                    30,886,101
                                                                                                               ---------------
  TOTAL COMMON STOCKS AND RIGHTS
   (COST $197,825,877) ..........................                                                                  277,730,374
                                                                                                               ---------------
  PREFERRED STOCKS 12.2%
  BRAZIL 12.2%
  Banco Bradesco SA, ADR, pfd ...................                 Commercial Banks                   208,074         7,655,042
  Companhia Vale do Rio Doce, ADR, pfd., A ......                 Metals & Mining                    441,550        13,047,803
  Petroleo Brasileiro SA, ADR, pfd ..............           Oil, Gas & Consumable Fuels              167,580        13,671,176
  Unibanco - Uniao de Bancos Brasileiros SA,
   GDR, pfd .....................................                 Commercial Banks                    56,700         4,846,716
                                                                                                               ---------------
  TOTAL PREFERRED STOCKS (COST $20,090,627) .....                                                                   39,220,737
                                                                                                               ---------------
  TOTAL LONG TERM INVESTMENTS
   (COST $217,916,504) ..........................                                                                  316,951,111
                                                                                                               ---------------


                                                         Semiannual Report  | 13

Templeton Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (COST $6,947,885) 2.2%
  MONEY MARKET FUND 2.2%
  UNITED STATES 2.2%
c Franklin Institutional Fiduciary Trust Money
    Market Portfolio, 4.98% .................................................           6,947,885    $   6,947,885
                                                                                                     -------------
  TOTAL INVESTMENTS (COST $224,864,389)
    100.9% ..................................................................                          323,898,996
  OTHER ASSETS, LESS LIABILITIES (0.9)% .....................................                           (2,821,658)
                                                                                                     -------------
  NET ASSETS 100.0% .........................................................                        $ 321,077,338
                                                                                                     =============

SELECTED PORTFOLIO ABBREVIATIONS
ADR - American Depository Receipt
GDR - Global Depository Receipt
SDR - Swedish Depository Receipt

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2007, the aggregate value of these securities was $2,982,336, representing 0.93% of net assets.

b     Non-income producing for the twelve months ended February 28, 2007.

c See Note 8 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


14 |  The accompanying notes are an integral part of these financial statements.
   |  Semiannual Report

Templeton Emerging Markets Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................................   $ 217,916,504
  Cost - Sweep Money Fund (Note 8) ........................................       6,947,885
                                                                              -------------
  Total cost of investments ...............................................   $ 224,864,389
                                                                              =============
  Value - Unaffiliated issuers ............................................   $ 316,951,111
  Value - Sweep Money Fund (Note 8) .......................................       6,947,885
                                                                              -------------
  Total value of investments ..............................................     323,898,996
 Foreign currency, at value (cost $551,209) ..............................         547,330
 Receivables:
  Investment securities sold ..............................................           2,752
  Dividends ...............................................................         836,757
  Foreign tax .............................................................          22,249
                                                                              -------------
        Total assets ......................................................     325,308,084
                                                                              -------------
Liabilities:
 Payables:
  Investment securities purchased .........................................       3,648,829
  Affiliates ..............................................................         346,836
 Funds advanced by custodian ..............................................          11,063
 Accrued expenses and other liabilities ...................................         224,018
                                                                              -------------
        Total liabilities .................................................       4,230,746
                                                                              -------------
           Net assets, at value ...........................................   $ 321,077,338
                                                                              =============
Net assets consist of:
 Paid-in capital ..........................................................   $ 212,280,052
 Distributions in excess of net investment income .........................      (8,591,007)
 Net unrealized appreciation (depreciation) ...............................      99,056,001
 Accumulated net realized gain (loss) .....................................      18,332,292
                                                                              -------------
           Net assets, at value ...........................................   $ 321,077,338
                                                                              =============
Shares outstanding ........................................................      18,073,033
                                                                              =============
Net asset value per share .................................................   $       17.77
                                                                              =============


                                                         Semiannual Report  |
The accompanying notes are an integral part of these financial statements.  | 15

Templeton Emerging Markets Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2007 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $304,522)
  Unaffiliated issuers ....................................................   $  3,438,143
  Sweep Money Fund (Note 8) ...............................................      1,190,173
 Interest (net of foreign taxes of $4,968) ................................         28,690
                                                                              ------------
        Total investment income ...........................................      4,657,006
                                                                              ------------
Expenses:
 Management fees (Note 3a) ................................................      2,134,147
 Administrative fees (Note 3b) ............................................        258,780
 Transfer agent fees ......................................................         30,187
 Custodian fees (Note 4) ..................................................        198,216
 Reports to shareholders ..................................................         18,796
 Registration and filing fees .............................................         13,436
 Professional fees ........................................................         25,528
 Trustees' fees and expenses ..............................................         18,474
 Other ....................................................................         12,123
                                                                              ------------
        Total expenses ....................................................      2,709,687
        Expense reductions (Note 4) .......................................           (716)
                                                                              ------------
          Net expenses ....................................................      2,708,971
                                                                              ------------
            Net investment income .........................................      1,948,035
                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................     46,364,025
  Foreign currency transactions ...........................................        149,141
                                                                              ------------
          Net realized gain (loss) ........................................     46,513,166
                                                                              ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .............................................................     (4,465,819)
  Translation of assets and liabilities denominated in foreign currencies .         58,402
                                                                              ------------
          Net unrealized depreciation .....................................     (4,407,417)
                                                                              ------------
Net realized and unrealized gain (loss) ...................................     42,105,749
                                                                              ------------
Net increase (decrease) in net assets resulting from operations ...........   $ 44,053,784
                                                                              ============


16 |  The accompanying notes are an integral part of these financial statements.
   |  Semiannual Report

Templeton Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            ----------------------------------
                                                                                            SIX MONTHS ENDED
                                                                                            FEBRUARY 28, 2007    YEAR ENDED
                                                                                               (UNAUDITED)     AUGUST 31, 2006
                                                                                            ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $    1,948,035    $    5,809,366
  Net realized gain (loss) from investments and foreign currency transactions ............       46,513,166        58,749,675
  Net change in unrealized appreciation (depreciation) on investments, translation
   of assets and liabilities denominated in foreign currencies, and deferred taxes               (4,407,417)       16,706,575
                                                                                             --------------------------------
        Net increase (decrease) in net assets resulting from operations ..................       44,053,784        81,265,616
                                                                                             --------------------------------
 Distributions to shareholders from:
  Net investment income ..................................................................      (11,407,091)       (6,873,880)
  Net realized gains .....................................................................      (82,673,976)      (28,486,651)
                                                                                             --------------------------------
 Total distributions to shareholders .....................................................      (94,081,067)      (35,360,531)
                                                                                             --------------------------------
 Capital share transactions: (Note 2) ....................................................        4,555,295         2,403,830
                                                                                             --------------------------------
        Net increase (decrease) in net assets ............................................      (45,471,988)       48,308,915
 Net assets:
  Beginning of period ....................................................................      366,549,326       318,240,411
                                                                                             --------------------------------
  End of period ..........................................................................   $  321,077,338    $  366,549,326
                                                                                             ================================

Distributions in excess of net investment income / Undistributed net investment income included in net assets:
 End of period ...........................................................................   $   (8,591,007)   $      868,049
                                                                                             ================================


                                                         Semiannual Report  |
The accompanying notes are an integral part of these financial statements.  | 17

Templeton Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


18 |  Semiannual Report

Templeton Emerging Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                                                         Semiannual Report  | 19

Templeton Emerging Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


20 |  Semiannual Report

Templeton Emerging Markets Fund

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2007, there were an unlimited number of shares authorized (without par value). During the period ended February 28, 2007, 243,729 shares were issued for $4,555,295 from reinvested distributions. During the year ended August 31, 2006, 132,985 shares were issued for $2,403,830 from reinvested distributions.

The Board of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the periods ended August 31, 2006 and February 28, 2007, there were no share repurchases.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                           AFFILIATION
--------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)               Investment manager
Franklin Templeton Services, LLC (FT Services)       Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Funds as follows:

-----------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
-----------------------------------------------------------------------------
       1.250%               Up to and including $1 billion
       1.200%               Over $1 billion, up to and including $5 billion
       1.150%               Over $5 billion, up to and including $10 billion
       1.100%               Over $10 billion, up to and including $15 billion
       1.050%               Over $15 billion, up to and including $20 billion
       1.000%               In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average daily net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2007, the custodian fees were reduced as noted in the Statement of Operations.


                                                         Semiannual Report  | 21

Templeton Emerging Markets Fund

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2006, the Fund deferred realized currency losses of $203,431.

At February 28, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:


Cost of investments ...........................................   $ 231,294,907
                                                                  =============

Unrealized appreciation .......................................   $  95,086,518
Unrealized depreciation .......................................      (2,482,429)
                                                                  -------------
Net unrealized appreciation (depreciation) ....................   $  92,604,089
                                                                  =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign taxes on sales of securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign taxes on sales of securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2007, aggregated $74,651,282 and $161,556,058, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


22 |  Semiannual Report

Templeton Emerging Markets Fund

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                         Semiannual Report  | 23

Templeton Emerging Markets Fund

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


24 |  Semiannual Report

Templeton Emerging Markets Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 23, 2007

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 23, 2007. The purpose of the meeting was to elect five Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Charles B. Johnson, Gregory E. Johnson, Frank A. Olson, Constantine D. Tseretopoulos and Robert E. Wade.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of five (5) Trustees:

-----------------------------------------------------------------------------------------------
                                                       % OF                              % OF
                                                      SHARES                            SHARES
                                           % OF       PRESENT                % OF       PRESENT
                                        OUTSTANDING     AND               OUTSTANDING     AND
TERM EXPIRING 2010             FOR        SHARES      VOTING    WITHHELD    SHARES      VOTING
-----------------------------------------------------------------------------------------------
Charles B. Johnson ......   13,179,614     72.92%     95.37%    639,207      3.54%       4.63%

Gregory E. Johnson ......   13,171,170     72.88%     95.31%    647,651      3.58%       4.69%

Frank A. Olson ..........   13,147,124     72.74%     95.14%    671,697      3.72%       4.86%

Constantine D ...........
Tseretopoulos ...........   13,174,653     72.90%     95.34%    644,168      3.56%       4.66%

-----------------------------------------------------------------------------------------------
TERM EXPIRING 2009
-----------------------------------------------------------------------------------------------
Robert E. Wade ..........   13,188,661     72.97%     95.44%    630,160      3.49%       4.56%

* Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, David W. Niemiec, and Larry D. Thompson are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                                                         Semiannual Report  | 25

Templeton Emerging Markets Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; share dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to Mellon Bank, N.A. (the "Plan Administrator"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Emerging Markets Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.

26 |  Semiannual Report

Templeton Emerging Markets Fund

TRANSFER AGENT
Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
WWW.MELLONINVESTOR.COM


SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol "EMF." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                                                         Semiannual Report  | 27

Templeton Emerging Markets Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2006. Additionally, the Fund expects to file, on or about April 30, 2007, such certifications with its Form N-CSRS for the six months ended February 28, 2007.


28 |  Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income
Fund Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama                         Michigan 7
Arizona                         Minnesota 7
California 8                    Missouri
Colorado                        New Jersey
Connecticut                     New York 8
Florida 8                       North Carolina
Georgia                         Ohio 7
Kentucky                        Oregon
Louisiana                       Pennsylvania
Maryland                        Tennessee
Massachusetts 7                 Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/07                                          Not part of the semiannual report

    [LOGO](R)                   100 Fountain Parkway
FRANKLIN TEMPLETON              P.O. Box 33030
   INVESTMENTS                  St. Petersburg, FL 33733-8030


SEMIANNUAL REPORT

TEMPLETON EMERGING MARKETS FUND
INVESTMENT MANAGER

Templeton Asset Management Ltd.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com/isd

FUND INFORMATION

 1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TLEMF S2007 04/07
















ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)  (1)   The Registrant has an audit committee financial expert serving on its audit committee.

     (2)   The audit committee financial experts are David W. Niemiec and Frank
           A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.               N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Frank A. Olson and Constantine D. Tseretopoulos


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management, Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

The recommendation of management on any issue is a factor, which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the 12-month period beginning July 1, 2005, and ending June 30, 2006.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.              N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND


By /s/JIMMY D. GAMBILL
   --------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date:  April 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date:  April 26, 2007


By /s/GALEN G. VETTER
   -------------------------
   Galen G. Vetter
   Chief Financial Officer
   Date:  April 26, 2007